(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                      The Income Fund of America, Inc.
               (Name of Registrant as Specified In Its Charter)
                             Patrick F. Quan
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                        THE INCOME FUND OF AMERICA, INC.

           One Market, Steuart Tower, San Francisco, California 94105

                            ------------------------

Fellow Shareholders:

    We are writing to inform you of the upcoming meeting of the shareholders of The Income Fund of America, Inc. (the "Fund") to be held at the offices of the Fund, One Market, Steuart Tower (Suite 1800), San Francisco, California, on Wednesday, December 1, 1999 at 3:00 p.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

    At the Meeting, you will be asked to vote on:

    1.  The election of a Board of 10 Directors (Proposal 1).

    2. A proposal to amend the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of capital stock (Proposal 2).

    3. A proposal to amend the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001 in order to reduce certain costs (Proposal 3).

    4. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 4).

    5. The ratification of the selection, by the Board of Directors, of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000 (Proposal 5).

    6. Any other business that may come before the Meeting (we are not currently aware of any other items to be considered).

    Some key points about Proposals 2, 3 and 4 are described below. The proposals are described in more detail in the full text of the Proxy Statement which you should read before you vote.

ABOUT PROPOSAL 2:

    In Proposal 2, we are asking you to approve amendments to the Fund's Articles of Incorporation to authorize the Board of Directors to

[06-IFA]
create new classes and series of capital stock. The Board believes that the ability to create additional classes of shares will provide investors with greater choice in distribution arrangements and maintain the Fund's competitive position in relation to other funds with similar arrangements. Any new class of shares would share pro rata (based on net asset value) in the Fund's investment portfolio and income and in the Fund's expenses, except for differences in expenses resulting from different distribution arrangements and possibly other class-specific expenses. THE INTRODUCTION OF A NEW CLASS OF SHARES WOULD NOT LEAD TO AN INCREASE IN EXPENSES PAID BY HOLDERS OF EXISTING SHARES, OR A REDUCTION IN EARNINGS ON EXISTING SHARES.

ABOUT PROPOSAL 3:

    In Proposal 3, we are asking you to approve an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock. When the Fund increases its authorized capital stock, it must pay a fee to Maryland, its state of incorporation, based on the aggregate par value of the new shares. Therefore, a reduced par value per share will reduce the amount the Fund pays in fees for the registration of its shares. THE LOWER PAR VALUE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES.

ABOUT PROPOSAL 4:

    Because the Fund was formed a number of years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In one case a restriction, although described as "fundamental" because it requires shareholder approval to modify, was originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the language of the restrictions should be modified to reflect current standards. We are also requesting that one restriction be reclassified as non-fundamental, requiring only Board approval to change. You may vote for any or all of the changes that are the subject of Proposal 4 by so indicating on your Proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS.

                                  *    *    *

    We are sure that you, like most people, lead a busy life and are tempted to put this Proxy aside for another day. Please don't delay. When shareholders do not return their proxies, the Fund incurs additional expenses to pay for follow-up mailings and telephone calls.

    PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. Please be sure to sign and return each Proxy card regardless of how many you receive.

    If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.

                                 Sincerely,

                                                   [SIG]

                                 Walter P. Stern
                                 CHAIRMAN OF THE BOARD

                        THE INCOME FUND OF AMERICA, INC.
                             ---------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                                DECEMBER 1, 1999
                            ------------------------

TO THE SHAREHOLDERS OF
THE INCOME FUND OF AMERICA, INC.:

    A Meeting of Shareholders of The Income Fund of America, Inc. (the "Fund") will be held at the offices of the Fund, One Market, Steuart Tower (Suite 1800), San Francisco, California, on Wednesday, December 1, 1999 at 3:00 p.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) election of a Board of 10 Directors;

    (2) approval of amendment to the Fund's Articles of Incorporation authorizing the Board of Directors to create new classes and series of shares of capital stock;

    (3) approval of amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $1.00 to $0.001;

    (4) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

    (5) ratification of the selection of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000;

    (6) such other matters as may properly come before the meeting.

    You are entitled to vote at the meeting if you held shares of the Fund at the close of business on September 15, 1999.

    THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      By Order of the Board of Directors,

                                           PATRICK F. QUAN
                                              SECRETARY

October 11, 1999

                                     IMPORTANT
  YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                        THE INCOME FUND OF AMERICA, INC.

              One Market, Steuart Tower, San Francisco, California

                           --------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                DECEMBER 1, 1999
                             ---------------------

    The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders to be held on Wednesday, December 1, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if you specify how to vote on any proposal, the Proxy will be voted accordingly. Unless you specify otherwise, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about October 11, 1999.

    At the close of business on September 15, 1999, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 1,303,579,963 shares of capital stock, $1.00 par value per share, the only authorized class of voting securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

    With respect to the election of directors (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Items 2 and 3 is the affirmative vote of more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 4 is the affirmative vote of the lesser of (a) 67% or more of all Shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting Shares are present or represented by proxy, or (b) more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 5 is the affirmative vote of a majority of Shares present or represented by proxy.

    If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1.  ELECTION OF DIRECTORS

    Ten directors are to be elected at the meeting, each to hold office until the next meeting of shareholders at which directors are to be elected and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. All of the nominees for director except Janet A. McKinley and James K. Peterson were elected by shareholders at the last shareholders meeting on December 14, 1993. Ms. McKinley was elected by the directors effective December 12, 1997. The Board of Directors nominated Mr. Peterson on August 12, 1999 for election by the shareholders at this meeting.

    Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

                                                                                                    MEMBERSHIPS ON
                                            CURRENT PRINCIPAL                 YEAR                  BOARDS OF OTHER
        NAME OF NOMINEE                       OCCUPATION AND                 FIRST               REGISTERED INVESTMENT
     (POSITION WITH FUND)                  PRINCIPAL EMPLOYMENT            ELECTED A            COMPANIES AND PUBLICLY
            AND AGE                       DURING PAST FIVE YEARS            DIRECTOR                HELD COMPANIES
-------------------------------  ----------------------------------------  ----------  -----------------------------------------
Robert A. Fox                    President and Chief Executive Officer,       1972     The American Funds Group:
 (Director)                       Foster Farms, Inc.                                   (Director/Trustee - 6 other funds)
 62                                                                                    Crompton & Knowles Corporation
Roberta L. Hazard                Consultant; Rear Admiral, United States      1993     The American Funds Group:
 (Director)                       Navy (Retired)                                       (Director - 3 other funds)
 64
Leonade D. Jones                 Management consultant; former Treasurer,     1993     The American Funds Group:
 (Director)                       The Washington Post Company                          (Director/Trustee - 5 other funds)
 51
John G. McDonald                 The IBJ Professor of Finance, Graduate       1976     The American Funds Group:
 (Director)                       School of Business, Stanford University              (Director/Trustee - 7 other funds)
 62                                                                                    Emerging Markets Growth Fund
                                                                                       Plum Creek Timber Co.
                                                                                       Scholastic Corporation
                                                                                       TriNet Corp.
                                                                                       Varian, Inc.
Janet A. McKinley*               Director, Capital Research and               1997     None
 (President and Director)         Management Company; Senior Vice
 44                               President, Capital Research Company
James K. Peterson                Managing Director, Oak Glen Consultancy,   Nominee    The American Funds Group:
 58                               LLC                                                  (Nominee for Director - 1 other
                                                                                       fund)
                                                                                       RS Funds
James W. Ratzlaff*               Senior Partner, The Capital Group            1982     The American Funds Group:
 (Director)                       Partners, L.P.; former Vice Chairman of              (Director - 6 other funds)
 63                               the Board, Capital Research and
                                  Management Company

                                  SHARES BENEFICIALLY
        NAME OF NOMINEE           OWNED, DIRECTLY OR
     (POSITION WITH FUND)           INDIRECTLY, AT
            AND AGE               SEPTEMBER 15, 1999
-------------------------------  ---------------------
Robert A. Fox                             13,556
 (Director)
 62
Roberta L. Hazard                            117
 (Director)
 64
Leonade D. Jones                           1,157
 (Director)
 51
John G. McDonald                           7,091
 (Director)
 62
Janet A. McKinley*                        11,825+
 (President and Director)
 44
James K. Peterson                          2,882
 58
James W. Ratzlaff*                        13,756+
 (Director)
 63

                                                                                                   MEMBERSHIPS ON
                                            CURRENT PRINCIPAL                YEAR                  BOARDS OF OTHER
        NAME OF NOMINEE                       OCCUPATION AND                 FIRST              REGISTERED INVESTMENT
     (POSITION WITH FUND)                  PRINCIPAL EMPLOYMENT            ELECTED A           COMPANIES AND PUBLICLY
            AND AGE                       DURING PAST FIVE YEARS           DIRECTOR                HELD COMPANIES
-------------------------------  ----------------------------------------  ---------  -----------------------------------------
Henry E. Riggs                   President, Keck Graduate Institute of       1989     The American Funds Group:
 (Director)                       Applied Life Sciences at Claremont;                 (Director - 3 other funds)
 64                               former President and Professor of
                                  Engineering, Harvey Mudd College
Walter P. Stern*                 Vice Chairman, Capital Group                1974     The American Funds Group:
 (Chairman of the Board)          International, Inc.; Chairman, Capital              (Director - 2 other funds)
 71                               International, Inc.; Director,
                                  Temple-Inland Inc. (forest products).
Patricia K. Woolf                Private investor; lecturer, Department      1985     The American Funds Group:
 (Director)                       of Molecular Biology, Princeton                     (Director/Trustee - 5 other funds)
 65                               University; Corporate Director                      Crompton & Knowles Corporation
                                                                                      General Public Utilities Corporation
                                                                                      National Life Holding Co.

                                 SHARES BENEFICIALLY
        NAME OF NOMINEE           OWNED, DIRECTLY OR
     (POSITION WITH FUND)           INDIRECTLY, AT
            AND AGE               SEPTEMBER 15, 1999
-------------------------------  --------------------
Henry E. Riggs                            37,704
 (Director)
 64
Walter P. Stern*                          63,381+
 (Chairman of the Board)
 71
Patricia K. Woolf                         14,033
 (Director)
 65

------------------------------

* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+   Includes Shares beneficially held under a master retirement plan.

   Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
    (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

    The Board has an Audit Committee composed of Robert A. Fox, Roberta L. Hazard, Leonade D. Jones and John G. McDonald. The Committee's functions include such matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

    The Board has a Nominating Committee composed of Robert A. Fox, Leonade D. Jones, John G. McDonald and Patricia K. Woolf. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

    The Board has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's functions are to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Directors on these matters.

    The Fund has a Proxy Committee composed of Leonade D. Jones, John G. McDonald, Henry E. Riggs and Patricia K. Woolf. The Committee's functions include reviewing and voting portfolio proxies of the Fund and discussing related current issues.

    Each director is paid a fee of $18,000 per annum plus $1,000 for each Board of Directors meeting attended and $500 for each meeting attended as a member of a committee of the Board of Directors. Members of the Proxy Committee receive an annual retainer fee of $4,000 from the Fund if they serve as a member of three other proxy committees, or $5,500 if they serve as a member of one other proxy committee, meeting jointly.

    There were four Board of Directors, two Audit Committee, three Nominating Committee, two Contracts Committee, and four Proxy Committee meetings during the year ended July 31, 1999. All incumbent directors attended at least 90% of all Board meetings and meetings of the committees of which they were members.

    The Fund pays no salaries or other compensation to its directors other than directors fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

                                                                        TOTAL COMPENSATION
                                                                      (INCLUDING VOLUNTARILY
                                                                      DEFERRED COMPENSATION)
                                       AGGREGATE COMPENSATION         FROM ALL FUNDS MANAGED         TOTAL NUMBER
                                       (INCLUDING VOLUNTARILY        BY CAPITAL RESEARCH AND        OF FUND BOARDS
                                     DEFERRED COMPENSATION(1))          MANAGEMENT COMPANY             ON WHICH
                                        FROM THE FUND DURING            DURING THE FISCAL              DIRECTOR
       DIRECTOR OR NOMINEE           FISCAL YEAR ENDED 7/31/99          YEAR ENDED 7/31/99             SERVES(2)
----------------------------------  ----------------------------  ------------------------------  -------------------

Robert A. Fox.....................           $25,500(deferred)(4)         $125,500                         7

Roberta L. Hazard.................            24,000                        78,000                         4

Leonade D. Jones..................            34,583(4)                    138,000                         6

John G. McDonald..................            32,900(deferred)(4)          261,250                         9

Janet A. McKinley.................              none(5)                       none(5)                      1

James K. Peterson (3).............              none                          none                          none

James W. Ratzlaff.................              none(5)                       none(5)                      7

Henry E. Riggs....................            29,400(deferred)(4)          104,450                         4

Walter P. Stern...................              none(5)                       none(5)                      3

Patricia K. Woolf.................            31,900                       139,950                         6

------------------------------

(1) Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

(2) Includes funds managed by Capital Research and Management Company and affiliates.

(3) James K. Peterson has been nominated as a director of the Fund and had not received any remuneration from the Fund as of its 7/31/99 fiscal year end.

(4) Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) as of the fiscal year ended July 31, 1999 for participating directors is as follows: Robert A. Fox ($259,212), Leonade D. Jones ($82,532), John G. McDonald ($149,715) and Henry E. Riggs ($171,571). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director.

(5) Janet A. McKinley, James W. Ratzlaff and Walter P. Stern are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

                            OTHER EXECUTIVE OFFICERS

             NAME                                                                      OFFICER
     (POSITION WITH FUND)                                                           CONTINUOUSLY
            AND AGE                          PRINCIPAL OCCUPATION (1)                 SINCE (2)
-------------------------------  ------------------------------------------------  ---------------
Stephen E. Bepler                Senior Vice President,                                    1993
 (Senior Vice President)         Capital Research and Management Company
 57

Abner D. Goldstine               Senior Vice President and Director,                       1993
 (Senior Vice President)         Capital Research and Management Company
 69

Paul G. Haaga, Jr.               Executive Vice President and Director,                    1994
 (Senior Vice President)         Capital Research and Management Company;
 50                              Director, American Funds Service Company;
                                 Director, American Funds Distributors, Inc.

Dina N. Perry                    Senior Vice President,                                    1994
 (Senior Vice President)         Capital Research and Management Company
 53

Hilda L. Applbaum                Vice President,                                           1998
 (Vice President)                Capital Research Company
 38

David C. Barclay                 Senior Vice President,                                    1998
 (Vice President)                Capital Research Company
 43

Darcy B. Kopcho                  Executive Vice President,                                 1997
 (Vice President)                Capital Research Company
 45

John H. Smet                     Director, Capital Research Company;                       1994
 (Vice President)                Vice President, Capital Research and
 43                              Management Company

Patrick F. Quan                  Vice President - Fund Business Management Group,          1986
 (Secretary)                     Capital Research and Management Company
 41

Anthony W. Hynes, Jr.            Vice President - Fund Business Management Group,          1998
 (Treasurer)                     Capital Research and Management Company
 36

------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years.

(2) Officers hold office until their respective successors are elected, or until they resign or are removed.

    No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All directors and officers as a group owned beneficially fewer than 1% of the Shares outstanding on September 15, 1999.

2. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (SHARE CLASSIFICATION)

    On August 12, 1999, the Fund's Board of Directors approved an amendment to the Fund's Articles of Incorporation to give the Fund's Board of Directors the power to classify the Fund's shares into classes and series. The Board of Directors voted to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved. The full text of the proposed amendment is attached to the Proxy Statement as Exhibit A.

                                  *    *    *

    Until the 1990's, mutual funds with front-end sales charges dominated the market for dealer-distributed funds. Over time, competition grew from funds with alternative sales charge structures which are now widely accepted by investors and broker-dealers. Although the front-end sales charge structure is appealing due to its simplicity, the combination of significantly increased competition and pricing experimentation has led a large number of fund complexes to consider alternative distribution arrangements.

    Capital Research and Management Company has advised the Fund's Board of Directors that in the future it may recommend that the Board authorize the Fund to issue an additional class of shares ("New Shares"). If authorized, the New Shares are expected to be sold without any front-end sales charge and otherwise would be similar to the existing Shares, except that they would be subject to
(i) a different level of fees payable to the Fund's distributor, American Funds Distributors, Inc. ("AFD"), a wholly-owned subsidiary of Capital Research and Management Company, under a separate plan of distribution, and (ii) a contingent deferred sales charge ("CDSC") payable to AFD if such shares are redeemed before the expiration of a specified holding period. A portion of the distribution fees and CDSC received by AFD would be available to finance the payment of commissions on initial sales and ongoing service fees to eligible dealers of New Shares.

    IMPORTANTLY, THE DISTRIBUTION FEES FOR THE NEW SHARES WOULD BE IMPOSED ONLY ON NEW SHARES AND WOULD NOT AFFECT THE EXPENSE LEVEL OF THE EXISTING SHARES. MOREOVER, ANY OTHER EXPENSES UNIQUE TO THE NEW SHARES (E.G. ADDITIONAL TRANSFER AGENT OR SHAREHOLDER ACCOUNT MAINTENANCE COSTS) ALSO WOULD BE BORNE ONLY BY THE NEW SHARES. AS A RESULT, NEW SHARES WOULD HAVE A DIFFERENT (GENERALLY HIGHER) LEVEL OF

EXPENSES THAN THE EXISTING SHARES AND WOULD NOT RESULT IN ADDITIONAL COSTS FOR THE EXISTING SHARES.

                                  *    *    *

    The Fund's Articles of Incorporation currently provide for only one class of shares of capital stock, and do not authorize the Board of Directors to create additional classes or series. The Board of Directors believes that the Fund's best interests would be served if the Articles of Incorporation were amended to enable the Board to create new series of shares and classes of shares within a series. Each share of a series, regardless of class, would share pro rata (based on net asset value) in the investment portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different class-specific distribution arrangements and possibly other class-specific expenses. Although the proposed Articles would permit the Board to create additional series of shares (representing interests in separate investment portfolios), there is no current intention to do so.

    Shares of all classes would vote together on all matters affecting the Fund, except for matters, such as approval of a plan of distribution or related service plan, affecting only a particular series or class thereof. All shares voting on a matter would have identical voting rights. All issued shares would be fully paid and non-assessable, and shareholders would have no pre-emptive or other right to subscribe for any additional shares. All shares within a series (including, if issued, the New Shares) would have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation, except for differences resulting from class-specific distribution plans and related service plans and certain other class-specific expenses.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

3. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (REDUCTION IN PAR VALUE)

    On August 12, 1999, the Fund's Board of Directors voted to approve an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $1.00 to $0.001 per share, and to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved. This proposed amendment is included as part of Exhibit A.

    Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning for an investment company like the Fund. However, when the Fund increases its authorized capital stock, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund's shares of capital stock be reduced in order to save the Fund some expense in connection with any increase in authorized capital stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

4. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

    The Fund is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Directors without shareholder approval.

    Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

    The Board of Directors, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that five restrictions should be amended. Three restrictions would be revised but remain fundamental, one restriction would be eliminated and one restriction would be revised and reclassified as non-fundamental.

    The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

    IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF YOUR FUND, WHICH REMAIN UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

    The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 4.

RESTRICTIONS PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

4A. BORROWING

    The 1940 Act permits mutual funds generally to borrow up to 33 1/3% of the value of their total assets from banks, and up to 5% of the value of their total assets from any lender for temporary or emergency purposes. Under the Fund's current policy, it may borrow up to 5% of total assets, taken at lower of cost or market, for extraordinary or emergency purposes, and may pledge only 15% of total assets as security for any such borrowing. It is proposed that the restriction be modified to permit the Fund to grant a lender an unlimited security interest in its assets, since mutual fund borrowings are often undertaken on those terms. It is also proposed that the maximum borrowing level be calculated using current market values. This will facilitate the mechanics of borrowing in an emergency situation. The Fund would continue to have authority to borrow only temporarily for extraordinary or emergency purposes.

    CURRENT TEXT

    [The Fund may not...] borrow amounts in excess of 5% of its gross assets taken at cost or market value, whichever is lower, determined at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, mortgage, or hypothecate its assets taken at market value to any extent greater than 15% of its gross assets taken at cost or market value, whichever is lower, at the time of such action.

    PROPOSED TEXT

    [The Fund may not...] borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of the value of the fund's total assets at the time of such borrowing.

4B. INVESTMENTS IN REAL ESTATE; MINERAL LEASES

    The Fund is currently prohibited from investing in real estate except in certain limited circumstances. Under the revised restriction, the Fund would still be prohibited from investing directly in real estate, although the change would clarify that the Fund may invest in the securities of issuers in the real estate business, or securities (such as mortgage-backed securities) that may evidence an interest in underlying real estate. The revised restriction would be consistent with that of nearly all the other funds in The American Funds Group.

    The current restriction also prohibits investments in mineral leases. This prohibition is not required by the 1940 Act and is proposed to be eliminated. It was originally adopted in response to state law restrictions or interpretations that no longer apply. At one time, certain state regulators felt it appropriate to prohibit investments in mineral leases to protect investors from speculative investments and to reduce overall portfolio risk. Industry practice has been to manage these risks through prudent investment practices and explicit diversification and concentration policies.

    CURRENT TEXT

    [The Fund may not...] purchase real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or purchase oil, gas, or other mineral leases.

    PROPOSED TEXT

    [The Fund may not...] purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4C. LENDING ACTIVITIES

    Under the 1940 Act, the Fund is required to have a fundamental restriction addressing its lending activities. These activities are also subject to certain restrictions. Under the 1940 Act, loans of securities and other assets are generally permitted up to 33 1/3% of a fund's total assets. The Fund's current fundamental policy states that the Fund may not make loans, except by making time or demand deposits with banks or by purchasing a portion of an issue of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

    Under the revised fundamental policy, the Fund would be permitted to lend securities or make loans up to 15% of total assets. However, a non-fundamental policy would be adopted that would state that the Fund has no current intention to lend portfolio securities. As such, the Fund would have the flexibility to invest, consistent with its investment objectives, in loans, loan participations, and other forms of direct debt instruments. Direct debt instruments are interests in amounts owed to lenders or lending syndicates or other parties. As the beneficial owner of a direct debt instrument, the Fund would be entitled to receive payments of principal, interest and any fees to which it is entitled. If the Fund acquires an indirect interest in a loan (E.G., a loan participation), the Fund would be entitled to receive these payments only from the lender selling the participation. The Fund generally would have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. It would be subject to the credit risk of both the borrower and the lender selling the participation.

    CURRENT TEXT

    [The Fund may not...] make loans to other persons, except by making time or demand deposits with banks or by purchasing a portion of an issue (not prohibited by any investment restriction set forth herein) of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

    PROPOSED TEXT [FUNDAMENTAL POLICY]

    [The Fund may not...] lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

    PROPOSED TEXT [NON-FUNDAMENTAL POLICY]

    The Fund does not currently intend to lend portfolio securities.

RESTRICTION PROPOSED TO BE ELIMINATED

    The following investment restriction is not required by the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply.

4D. UNSEASONED ISSUERS

    This restriction was adopted in response to state regulation that no longer applies. Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies.

Elimination of this restriction will provide the Fund with greater investment flexibility, subject to its investment objectives and policies. Retaining such a restriction could, among other things, preclude the Fund from making otherwise attractive investments in newly-formed companies issuing asset-backed securities.

    CURRENT TEXT

    [The Fund may not...] purchase securities of companies (other than real estate investment trusts) which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the fund's total assets to be invested in the securities of such companies.

RESTRICTION PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

    The following investment restriction is not required by current law to be "fundamental" (I.E, subject to amendment only with shareholder approval). Changing it from fundamental to non-fundamental will provide the Board with the ability to revise the restriction in the future should conditions warrant and will enable the Fund to avoid the additional expense of a shareholder solicitation in connection with future revisions.

4E. PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

    This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revision would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. If the Fund invests in other managed investment companies, it may pay investment advisory fees in addition to the fee paid to the Investment Adviser. Current industry practice is to rely on the 1940 Act for investor protection.

    CURRENT TEXT

    [The Fund may not...] purchase securities of any other managed investment company.

    PROPOSED TEXT

    [The Fund may not...] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

5. RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT

    Shareholders are requested to ratify the selection by the Board of Directors (including a majority of the directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of Deloitte & Touche LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountant since 1973 and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment at any time without any penalty. No representative of Deloitte & Touche LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.

                                 OTHER MATTERS

    Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than the matters described above. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund at the Fund's principal executive offices, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105. Any such proposals must comply with the requirements of federal and state laws and regulations including rule 14a-8 under the Securities Exchange Act of 1934.

    Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

    Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

    YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT ONE MARKET, STEUART TOWER, SUITE 1800, SAN FRANCISCO, CA 94105 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                        By Order of the Board of Directors

                                           PATRICK F. QUAN
                                              SECRETARY

October 11, 1999

                                                                       EXHIBIT A

                        THE INCOME FUND OF AMERICA, INC.
                             ---------------------

                             PROPOSED AMENDMENT TO
                        ARTICLES OF INCORPORATION OF THE
               FUND AUTHORIZING THE BOARD OF DIRECTORS TO CREATE
                           NEW CLASSES AND SERIES OF
                   CAPITAL STOCK, AND REDUCING THE PAR VALUE
                           --------------------------

    The following text shows the provision of the Articles of Incorporation of the Fund that is to be amended; the text that is lined through shows deletions and the text that is underlined indicates additions.

                                       V.

                              <*>CAPITAL STOCK</*>

    (1) The total number of shares of stock of all classes <*>and series</*> which the Corporation has authority to issue is one billion, six hundred million (1,600,000,000) shares of capital stock <#>of the par value of $1.00 each, all of one class hereby designated "Common Stock," and of the</#> <*>(par value $0.001 per share), amounting in</*> aggregate par value <#>of</#> <*>to</*> one
<#>billion</#> million, six hundred <*>thousand</*> <#>million</#> dollars
($1,600,000<#>,000</#>).

    <*>(2)</*> <*>Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act, the Board of Directors shall have full power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.</*>

    <*>(3)</*> <*>As used in these Articles of Incorporation, a "series" of shares represents interests in the same assets, liabilities, income, earnings and profits of the Corporation; each "class" of shares of a series represents interests in the same underlying assets, liabilities, income, earnings and profits, but may differ from other classes of such series with respect to fees and expenses or such other matters as shall be established by the Board of Directors. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify and reclassify any authorized but unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify and reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law.</*>

    <*>(4)</*> <*>Initially, the shares of capital stock of the Corporation shall be all of one class and series designated as "common stock." Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.</*>

    <*>(5)</*> <*>The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series of capital stock of the Corporation and classes of such series (unless provided otherwise by the Board of Directors with respect to any such additional series (or class thereof) at the time it is established and designated):</*>

        <*>(a)</*> <*>Assets Belonging to Series. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any General Items (as defined below) allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds of the Corporation which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.</*>

        <*>(b)</*> <*>Liabilities of Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and all expenses, costs, charges and reserves attributable to that series, including any such class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.</*>

        <*>(c) Dividends and Distributions. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors. All dividends and distributions on shares of a particular series (or class thereof) shall be distributed pro rata to the holders of that series (or class thereof) in proportion to the number of shares of that series (or class thereof) held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.</*>

        <*>Dividends and distributions may be paid in cash, property or additional shares of the same or another class or series or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.</*>

        <*>(d) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series or class thereof, and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirements referred to in clause (i) above apply with respect to one or more (but less than all) series or classes, then, subject to clause (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, including liquidation of another series as described in subsection (g) below, only the holders of shares of the one or more affected series shall be entitled to vote.</*>

        <*>Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.</*>

        <*>(e) Redemption by Stockholders. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.</*>

        <*>Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.</*>

        <*>(f) Redemption by Corporation. The Board of Directors may cause the
    Corporation to redeem at their net asset value the shares of any series (or class thereof) held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than the minimum initial investment in that series (or class thereof) specified by the Board of Directors from time to time in its sole discretion, provided that at least 60 days prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.</*>

        <*>(g) Liquidation. In the event of the liquidation of a particular series as herein contemplated, the stockholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the stockholders of any particular series shall be distributed among such stockholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, without any action by the holders of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.</*>

        <*>(h) Net Asset Value Per Share. For the purposes referred to in these
    Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:</*>

            <*>(i) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.</*>

            <*>The net value of the assets of the Corporation belonging to a series shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities of that series, in each case as of such determination time.</*>

            <*>The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:</*>

            <*>(ii) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (i) and (iii) of this Section (h) with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.</*>

           <*>(iii) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act or any rule or regulation thereunder. Subject to the applicable provisions of the Investment Company
        Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital.</*>

        <*>(i) Equality. All shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities of that series), and each share of any particular series shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of any particular series into a greater or lesser number of shares of that series without thereby changing the proportionate interest in the assets belonging to that series or in any way affecting the rights of holders of shares of any other series.</*>

         <*>(j) Conversion or Exchange Rights.</*>

            <*>(i) Subject to compliance with the requirements of the Investment
        Company Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to exchange said shares into shares of one or more other class or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.</*>

            <*>(ii) At such times (which may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into another class of such series based on the relative net asset value of such classes at the time of conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors.</*>

<*>(6) (a)  Shares of the various classes of each series of capital stock shall represent the same interest in the Corporation and have, except as provided to the contrary in any subsequently filed charter document, identical voting, dividend, liquidation, and other rights, terms and conditions with any other shares of capital stock of that series; provided however, that notwithstanding anything in the charter of the Corporation to the contrary, shares of the various classes of a series shall be subject to such differing front-end sales loads, contingent deferred sales charges, fees or expenses under a plan of distribution or other arrangement related to distribution of shares issued by the Corporation, and administrative, recordkeeping, or service fees, each as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and any rules or regulations promulgated thereunder and applicable rules and regulations of self-regulatory organizations and as shall be set forth in the applicable prospectus for the shares; and provided further that expenses related solely to a particular class of a particular series of capital stock (including, without limitation, fees or expenses under a plan of distribution and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne solely by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of the class in question.</*>

    <*>(b)  As to any matter with respect to which a separate vote of any class of a series is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (a) above), such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the classes of more than one series shall vote together as a single class on any such matter which shall have the same effect on each such class. As to any matter which does not affect the interest of a particular class of a series, only the holders of shares of the affected classes of that series shall be entitled to vote.</*>

    <*>(c)  In furtherance but not in limitation of this Article V, and without limiting the ability of the Corporation to effect a transaction contemplated by this paragraph under authority of applicable law or any other independent provision of the charter, the assets belonging to a particular class or series of shares of capital stock may be invested partially or entirely in the shares of a registered or unregistered investment company formed to implement a "master-feeder" or similar structure operated in conformity with the Investment Company Act and orders issued pursuant thereto, or in any similar structure however designated. The Corporation shall also be authorized to exchange the assets belonging to a class or series for shares in such a registered or unregistered investment company formed to be a master portfolio upon the approval of the Board of Directors and without further authorization by the shareholders of the class or series in question or any other class or classes or series of capital stock of the Corporation.</*>

    <*>(7) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.</*>

    <*>(8) The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.</*>

    <*>(9) Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned or held by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase or other acquisition or disposition of shares of stock of any series or class.</*>

    <#>(2) Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including the right to vote and the right to receive dividends.</#>

    <#>(3) All shares of Common Stock now or hereafter authorized shall be
"subject to redemption" and "redeemable" in the sense used in the laws of the State of Maryland authorizing the formation of corporations, at the redemption price for any such shares, determined in the manner provided for by the Charter. In the absence of any specification as to the purpose for which shares of Common Stock are redeemed or repurchased by it, all shares so redeemed or repurchased shall be deemed to be "purchased for retirement" in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of Common Stock shall not be reduced by the number of any shares redeemed or repurchased by it.</#>

    <#>(4) Subject to the provisions of law, dividends may be paid on the Common
Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.</#>

                                  *    *    *

                                     VIII.

                       <#>REPURCHASES AND REDEMPTION</#>

    <#>(1) The Corporation shall on the request of any registered owner of its shares redeem such shares, at the price, in the manner and on the terms and conditions set forth below:</#>

        <#>(a) The certificates for shares to be redeemed must be tendered to the Corporation or its designated agent for redemption during business hours on a day on which the New York Stock Exchange is open for a normal business day, at an office or offices designated by the Board of Directors for receipt of such tenders. The certificates must be properly endorsed and in proper form for transfer. Redemption of such shares by the Corporation is subject to such reasonable requirements as may be imposed by the Corporation or the Corporation's Transfer Agent. Shares tendered on business days on which such Exchange is not open for a normal business day will be considered to have been tendered on the next succeeding day on which such Exchange is open for a normal business day.</#>

        <#>(b) The redemption price of the shares shall be a sum equal to 100%
    of their net asset value as first determined subsequent to said tender, said determination of net asset value to be made in the manner and at the time hereinafter set forth.</#>

        <#>(c) The net asset value of the Corporation's shares, for the purpose of computing the offering price of the shares and the price at which the shares shall be redeemed by the Corporation, shall be determined as of the close of the New York Stock Exchange, or such other time as shall lawfully be set by the Board of Directors, in the following manner:</#>

            <#>(i) Securities owned by the Corporation shall be valued at market value or, in the absence of readily available market quotations, at fair value, both as determined in good faith by, or pursuant to methods approved by, the Board of Directors. In determining market value or fair value of some or all of the Corporation's securities, the Corporation may, but is not required to, use a securities pricing system or systems to the extent the Board of Directors deems appropriate, including, but not limited to, systems which seek to determine values of particular securities by various methods including evaluations from brokers or dealers, general market information or comparisons to the market values of other securities having varying characteristics of quality, yield, maturity and other factors.</#>

            <#>(ii) There shall be deducted from the total assets of the
        Corporation so determined, the liabilities of the Corporation, including proper accruals of interest or taxes and other expense items, and reserves for contingent or undetermined liabilities.</#>

           <#>(iii) The net asset value of the Corporation so obtained shall then be divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearest cent, shall be the net asset value per share of Capital Stock.</#>

        <#>(d) The redemption price (100% of net asset value) shall be paid in cash or by check on current funds and shall be paid on or before the seventh day following the day on which shares are properly tendered for redemption.</#>

        <#>(e) Redemption is conditional upon the Corporation having funds legally available therefor.</#>

        <#>(f) The Corporation may at any time repurchase shares of its Capital
    Stock in the open market, or at private sale, or otherwise, out of funds legally available therefor, at a price based upon but not exceeding the net asset value last determined prior to the purchase at such times as may be established by the Board of Directors consistent with any applicable rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.</#>

        <#>(g) The obligations set forth in this Article VII may be suspended for any period during which the New York Stock Exchange shall be closed other than for customary weekend and holiday closings or during which trading on such Exchange is restricted or during which an emergency exists as a result of which the disposal by the Corporation of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Corporation fairly to determine the value of its net assets, or for any period which may be permitted by the Securities and Exchange Commission or any successor governmental authority.</#>

    <#>(2) In addition, the shares of Capital Stock of the Corporation owned by any stockholder may be redeemed at net asset value by the Corporation without the consent or approval of such stockholder, if (a) the shares owned by such stockholder have a value (determined, for the purpose of this sentence only, as the greater of the stockholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $1,000 or (b) such stockholder owns less than ten (10) shares of Capital Stock of the Corporation, whenever in the judgment of the Board of Directors, the redemption of such shares is in the economic best interests of the Corporation, or necessary for the Corporation's business success and general welfare, in order to reduce disproportionate or unduly burdensome expenses, to achieve efficiencies in administration or to eliminate or reduce excessive expenditures or difficulties in servicing, accounting or reporting requirements with respect to the accounts of stockholders.</#>

    <#>(3) The right of the holder of shares of Capital Stock redeemed or repurchased by the Corporation as provided in this Article VII to receive dividends thereon and all other rights of such holder with respect to such shares shall forthwith cease and terminate from and after the time as of which the redemption or repurchase price of such shares has been determined, except the right of such holder to receive (a) the redemption or repurchase price of such shares from the Corporation or its designated agent and (b) any unpaid dividend or distribution to which such holder had previously become entitled as the record holder of such shares on the record date for such dividend or distribution.</#>

                                      IX.

                          <#>DETERMINATION BINDING</#>

    <#>(1) Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors as to (a) the amount of the assets, obligations or liabilities of the Corporation, (b) the amount of the net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, (c) the amount of any reserves or charges set up and the propriety thereof, (d) the time of or purpose for creating any reserves or charges, (e) the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), (f) the price or closing bid or asked price of any security owned or held by the Corporation, (g) the market value or fair value of any security or any other asset owned by the Corporation, (h) the number of shares of the Corporation outstanding or deemed to be outstanding, (i) the impracticability or impossibility of liquidating securities in orderly fashion, (j) the method of payment for any such shares repurchased or (k) any other matters relating to the issue, sale, redemption, repurchase, and/or other acquisition or disposition of securities or shares of the Capital Stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of any securities on "margin", a sale of any securities "short", or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of shares of its Capital Stock, past, present and future. Shares of the Capital Stock of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.</#>

    <#>(2) No provision of these Articles of Incorporation shall be effective to
(a) require a waiver of compliance with any provision of the Securities Act of 1933 or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder, or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.</#>

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

       THIS NOTICE OF MEETING OF SHAREHOLDERS AND PROXY
        STATEMENT HAS BEEN PRINTED ON RECYCLED
        PAPER THAT MEETS THE GUIDELINES OF THE
        UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.

PROXY CARD              THE INCOME FUND OF AMERICA, INC.            PROXY CARD

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 1999

The undersigned hereby appoints Janet A. McKinley, Patrick F. Quan and Walter
P. Stern, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the offices of the Fund, One Market, Steuart Tower (Suite 1800), San Francisco, California, on Wednesday, December 1, 1999, at 3:00 P.M., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3, 4 AND 5.

CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature

Signature of joint owner, if any

Date

[06-IFA]
                        THE INCOME FUND OF AMERICA, INC.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.      Election of Directors:                                                        FOR      WITHHOLD ALL   FOR
                                                                                      ALL                    ALL
                                                                                                             EXCEPT

        01Robert A. Fox           05Janet A. McKinley       08Henry E. Riggs          []       []            []

        02Roberta L. Hazard       06James K. Peterson       09Walter P. Stern

        03Leonade D. Jones        07James W. Ratzlaff       10Patricia K. Woolf

        04John G. McDonald


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                                              FOR         AGAINST       ABSTAIN

2.       Approval of amendments to Articles of Incorporation
         authorizing the Board
         to create new classes and series of capital stock:                    []          []            []

3.       Approval of an amendment to the Articles of                           []          []            []
         Incorporation reducing the par value per share:

4. Approval of the proposed changes to the Fund's investment restrictions.

         4A.      Amend restriction regarding borrowing                        []          []            []

         4B.      Amend restriction regarding investments in real              []          []            []
                  estate; mineral leases

         4C.      Amend restriction regarding lending activities               []          []            []

         4D.      Eliminate restriction on unseasoned issuers                  []          []            []

         4E.      Amend and reclassify as non-fundamental                      []          []            []
                  restriction regarding purchasing securities of
                  other investment companies

5.       Ratification of selection of Deloitte & Touche LLP as                 []          []            []
         independent accountant:




 In their discretion, upon other matters as may properly come before the meeting.

                             IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THIS PROXY.